  July 29, 2016

Summary
Prospectus

Victory High Yield VIP Series

Class I

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated July 29, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFundLiterature.com.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RSInvestments.com

Victory High Yield VIP Series Summary

Investment Objectives

The Series seeks to provide current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses (expenses are deducted from Series assets as a percentage of average daily net assets)	Class I Shares
Management Fees	0.60%
Distribution (12b-1) Fees	N/A
Other Expenses(1)	0.27%
Total Annual Fund Operating Expenses(2)	0.87%

(1)"Other Expenses" reflect historical contractual expenses of the predecessor fund, adjusted to reflect estimated expenses for the current fiscal year.

(2)Victory Capital Management Inc., the Series' investment adviser, ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least July 29, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.89%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement or at the time of recoupment or reimbursement. This agreement may only be terminated by the Series' Board of Trustees.

Victory High Yield VIP Series Summary (continued)

Fees and Expenses of the Series (continued)

Example

This example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Series' operating expenses remain the same as shown above. The example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$278	$482	$1,073

Portfolio Turnover:

The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 148% of the average value of its portfolio.

Victory High Yield VIP Series Summary (continued)

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations (commonly known as "high-yield" securities or "junk bonds") at the time of purchase or, if unrated, have been determined by the Series' investment team to be of comparable quality.

The Series' investment team considers several factors in purchasing and selling securities, such as the price of the security and the earnings patterns, the financial history, the management structure, and the general prospects of the issuer. The Series' investment team considers the duration and the maturity of the Series' portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Series invests. There is no lower limit on the rating of securities that may be in the Series. Some of the securities that the Series buys and holds may be in default.

The Series invests, under normal circumstances, at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. An investment will be considered to be rated below investment grade if it is rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the Series' investment team to be of comparable quality. The debt securities and other investments in which the Series invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, "payment-in-kind" securities, convertible bonds, and loans. The Series may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.

The Series may invest in common and preferred stocks, warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Series' assets will be invested in these types of securities.

The Series also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Series also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Series may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Series; equitizing cash; minimizing transaction costs; generating income; adjusting the Series' sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Series may invest in loans of any maturity and credit quality. If the Series invests in loans, the Series' investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Series, which may affect its ability to assess the loans as compared to investors that do receive such information.

There is no guarantee that the Series will achieve its objective.

Principal Risks

The Series' investments are subject to the following principal risks.

■  High-yield/Junk Bond Risk. Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

■  Debt Securities Risk. The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Victory High Yield VIP Series Summary (continued)

■  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series' investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by Park Avenue may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

■  Foreign Securities Risk. Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

■  Mortgage- and Asset-Backed Securities Risk. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

■  Derivatives Risk. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series' margin, or otherwise honor its obligations. The Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

■  Management Risk. The investment team's investment process may produce incorrect judgments about the value of a particular asset and may not produce the desired results.

■  Currency Risk. Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

■  Loan Risk. Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Series holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Series, and that the Series' rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans often settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities

Victory High Yield VIP Series Summary (continued)

under the provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

■  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Series expenses. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

■  Credit Derivatives Risk. The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series' asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more traditional securities. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

You may lose money by investing in the Series. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Series does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

Victory High Yield VIP Series Summary (continued)

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If such fees and expenses were reflected, the returns would be lower than those shown. The Series' past performance is not an indication of future performance. Updated performance information for the Series is available at https://www.guardianlife.com/annuities/prices-and-performance.

The performance information for the Series' Class I shares reflects the historical performance of the Class I shares of the RS High Yield VIP Series, a series of RS Variable Products Trust (the predecessor to the Series managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Series' performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Series.

Annual Total Return for Class I Shares

(calendar year-end)

Best Quarter	Second Quarter 2009	13.48%
Worst Quarter	Fourth Quarter 2008	-13.25%

Victory High Yield VIP Series Summary (continued)

Average Annual Total Returns (periods ended 12/31/2015)	1 Year	5 Years	10 Years	Since Inception (9/13/99)
CLASS I SHARES	-4.58%	3.85%	5.19%	5.06%
Barclays U.S. Corporate High-Yield Index (reflects no deduction for fees, expenses or taxes)	-4.47%	5.04%	6.96%	6.63%

Management of the Series

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Series' investment adviser.

Sub-Adviser

Park Avenue Institutional Advisers LLC ("Park Avenue") serves as the Series' investment sub-adviser.

Investment Team

Kevin Booth, CFA, co-portfolio manager, has managed the Series (including the predecessor fund) since 2009.

Paul Gillin, CFA, co-portfolio manager, has managed the Series (including the predecessor fund) since 2014.

John Blaney, CFA, co-portfolio manager, has managed the Series (including the predecessor fund's) since May 2015.

Victory High Yield VIP Series Summary (continued)

Tax Information

The Series' distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary's or insurance company's website for more information.

Victory Funds

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

VVIF-RS-HYVIP-SUMPRO (7/16)